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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   ________
                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   ________


Date of Report (Date of earliest event reported):    February 19, 2001



                                 DOCENT, INC.
              (Exact Name of Registrant as Specified in  Charter)



          Delaware                     0-31537                  77-0460705
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)


                             2444 Charleston Road
                        Mountain View, California 94043
              (Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:    (650) 934-9500

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Item 4.    Changes in Registrant's Certifying Public Accountant.
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(a)  Previous independent accountants

     (i) On February 19, 2001, Docent, Inc. ("Docent") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The Audit Committee of Docent's Board of Directors participated in and approved the decision to change independent accountants.

     (ii) The reports of PWC on Docent's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) In connection with its audits for Docent's two most recent fiscal years and through February 19, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) During the two most recent fiscal years and through February 19, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (v) Docent has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter, dated February 23, 2001, is filed as
Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants

     Docent engaged Ernst & Young LLP ("E&Y") as its new independent auditors on February 22, 2001. The Audit Committee of Docent's Board of Directors participated in and approved the decision to retain E&Y as Docent's independent auditors. During the two most recent fiscal years and through February 22, 2001, Docent has not consulted with E&Y regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Docent's financial statements.

Item 7.    Financial Statements and Exhibits.
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(c)  Exhibits

     Exhibit No.              Description
     -----------              -----------

     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 26, 2001.

                                  DOCENT, INC.

                                  By:  /s/  Donald E. Lundgren
                                      ------------------------------------------
                                      Donald E. Lundgren
                                      Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.     Document
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Exhibit 16.1    Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.